Exhibit 10.1

Execution Version

AMENDMENT NUMBER TEN TO

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND WAIVER

This AMENDMENT NUMBER TEN TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND WAIVER (this “Amendment”) is dated as of May 7, 2025, and is entered into by and among AMERICAN VANGUARD CORPORATION, a Delaware corporation (“Holdco”), AMVAC CHEMICAL CORPORATION, a California corporation (the “Borrower Agent”), AMVAC NETHERLANDS B.V., a besloten vennootschap met beperkte aansprakelijkheid, organized under the law of the Netherlands (“AMVAC B.V.”, and together with the Borrower Agent, each a “Borrower” and, collectively, “Borrowers”), the direct and indirect subsidiaries of Holdco party to this Amendment as guarantors (collectively, the “Guarantors”), the financial institutions party to this Amendment as lenders (collectively, “Lenders”), BMO BANK, N.A., as successor in interest to BANK OF THE WEST (“BMO”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”).

RECITALS

WHEREAS, Holdco, Borrowers, Lenders, and Agent are parties to that certain Third Amended and Restated Loan and Security Agreement, dated as of August 5, 2021 (as amended, modified, or restated from time to time, the “Loan Agreement”).

WHEREAS, an Event of Default has occurred under Section 10.1.2(a) of the Loan Agreement (the “Existing Event of Default”) as a result of Borrower’s failure to deliver a consolidated balance sheet of Holdco and its Subsidiaries as of the end of the Fiscal Year ended December 31, 2024 within 120 days of the end of such Fiscal Year.

WHEREAS, Agent and the Required Lenders have agreed to (i) amend the Loan Agreement pursuant to the terms of this Amendment, and (ii) waive the Existing Event of Default.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2. AMENDMENT. The Loan Agreement is amended in the following respects:

2.1 Modification of Availability Block. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the defined term “Availability Block” in its entirety to read as follows:

“Availability Block”: (a) $60,000,000 for the period commencing on May 7, 2025 and continuing through the Revolver Commitment Termination Date.

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2.2 Extension of Due Date for Audited FYE Financial Statements. Section 10.1.2(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a) within one hundred fifty (150) days after the end of the Fiscal Year ended December 31, 2024, and within ninety (90) after the end of each Fiscal Year thereafter, a consolidated balance sheet of Holdco and its Subsidiaries as at the end of such Fiscal Year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and in the case of such consolidated statements, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing acceptable to Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than a qualification or exception for the Fiscal Year ending within twelve (12) months immediately preceding the scheduled maturity of the Loans solely as a result of such scheduled maturity);

2.3 Extension of Due Date for Quarterly Financial Statements. Section 10.1.2(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(b) within sixty (60) days after the end of the Fiscal Quarter of Holdco ending March 31, 2025, and within forty-five (45) days after the end of each of the Fiscal Quarters of each Fiscal Year of Holdco thereafter (except any Fiscal Quarter end that is also a Fiscal Year end), beginning with the Fiscal Quarter ending September 30, 2021, a consolidated balance sheet of Holdco and its Subsidiaries as at the end of such Fiscal Quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such Fiscal Quarter and for the portion of Holdco’s Fiscal Year then ended, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, all in reasonable detail and in the case of such consolidated statements, certified by a Senior Officer of Holdco as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Holdco and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

3. WAIVER. Effective solely upon the satisfaction of each of the conditions precedent set forth in Section 4 below, Agent and the Required Lenders signatory hereto hereby waive the Existing Event of Default. The waiver contained in this Section 3 is a limited waiver and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of (a) any Default or Event of Default or (b) any term or condition of the Loan Agreement and the other Loan Documents, (iii) shall not constitute nor be deemed to constitute a consent by the Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto.

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4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.

4.1 This Amendment shall become effective only upon satisfaction in full of the following conditions precedent:

A. Agent shall have received counterparts to this Amendment, duly executed by the Agent, the Borrowers, and the Required Lenders, as applicable.

B. Agent shall have received reimbursement, in immediately available funds, of all costs and expenses incurred by Agent in connection with this Amendment, including legal fees and expenses of Agent’s counsel.

5. REPRESENTATIONS AND WARRANTIES. Holdco and each of the Borrowers hereby affirm to Agent and the Lenders:

5.1 All of Holdco and Borrowers’ representations and warranties set forth in the Loan Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date).

5.2 Except for the Existing Event of Default, no event has occurred and is continuing or would result from the consummation of the transactions contemplated hereby that would constitute a Default or an Event of Default.

6. LIMITED EFFECT. Except for the specific amendments contained in this Amendment, the Loan Agreement shall remain unchanged and in full force and effect.

7. RELEASE BY HOLDCO, BORROWERS AND GUARANTOR. Holdco, Borrowers and Guarantors (collectively, the “Obligors”), for themselves, and for their respective agents, servants, officers, directors, shareholders, members, employees, heirs, executors, administrators, agents, successors and assigns forever release and discharge Agent and Lenders and their agents, servants, employees, accountants, attorneys, shareholders, subsidiaries, officers, directors, heirs, executors, administrators, successors and assigns from any and all claims, demands, liabilities, accounts, obligations, costs, expenses, liens, actions, causes of action, rights to indemnity (legal or equitable), rights to subrogation, rights to contribution and remedies of any nature whatsoever, known or unknown, which Obligors have, now have, or have acquired, individually or jointly, at any time prior to the date of the execution of this Amendment, including specifically, but not exclusively, and without limiting the generality of the foregoing, any and all of the claims, damages, demands and causes of action, known or unknown, suspected or unsuspected by Obligors which:

7.1 Arise out of the Loan Documents;

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7.2 Arise by reason of any matter or thing alleged or referred to in, directly or indirectly, or in any way connected with, the Loan Documents; or

7.3 Arise out of or in any way are connected with any loss, damage, or injury, whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of Agent or any Lender or any party acting on behalf of Agent or any Lender committed or omitted prior to the date of this Amendment.

8. GOVERNING LAW. This Amendment shall be governed by the laws of the State of New York.

9. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the following pages]

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IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

HOLDCO AND GUARANTOR:

AMERICAN VANGUARD CORPORATION, a Delaware corporation

By:	/s/ David T. Johnson
Name:	David T. Johnson
Title:	V.P., CFO & Treasurer

BORROWERS:

AMVAC CHEMICAL CORPORATION,
a California corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	Director

AMVAC NETHERLANDS B.V.
a besloten vennootschap met beperkte aansprakelijkheid, organized under the laws of the Netherlands

By:	/s/ Peter Eilers
Name:	Peter Eilers
Title:	Managing Director

GUARANTORS:

GEMCHEM, INC.,
a California corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	Vice President, General Counsel and Secretary

2110 DAVIE CORPORATION,
a California corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	Vice President, CIO, General Counsel and Secretary

Amendment Number Ten to Third Amended and Restated Loan and Security Agreement and Waiver

AGRINOS, INC.,
a Delaware corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	CIO, General Counsel and Secretary

ENVANCE TECHNOLOGIES, LLC,
a Delaware limited liability company

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	CAO, General Counsel and Secretary

OHP, INC.,
a California corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	CIO, General Counsel and Secretary

TYRATECH, INC.,
a Delaware corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	CIO, General Counsel and Secretary

Amendment Number Ten to Third Amended and Restated Loan and Security Agreement and Waiver

AGENT AND LENDERS:

BMO BANK, N.A., as successor in interest to BANK OF THE WEST, as Agent (with the consent of the Required Lenders) and as a Revolver Loan Lender and Issuing Bank

By:	/s/ Arthur Martinez
Name:	Arthur Martinez
Title:	Vice President

Amendment Number Ten to Third Amended and Restated Loan and Security Agreement and Waiver

AGCOUNTRY FARM CREDIT SERVICES, FLCA,
as a Lender

By:	/s/ Eric Born
Name:	Eric Born
Title:	Vice President Capital Markets

Amendment Number Ten to Third Amended and Restated Loan and Security Agreement and Waiver

COMPEER FINANCIAL, PCA, as a Lender

By:	/s/ Daniel J. Best
Name:	Daniel J. Best
Title:	Director, Capital Markets

Amendment Number Ten to Third Amended and Restated Loan and Security Agreement and Waiver

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By:	/s/ Arthur Martinez
Name:	Arthur Martinez
Title:	Vice President

Amendment Number Ten to Third Amended and Restated Loan and Security Agreement and Waiver

COBANK, ACB,
as a Lender

By:	/s/ Conrado Lima
Name:	Conrado Lima
Title:	VP - Corporate Banking

Amendment Number Ten to Third Amended and Restated Loan and Security Agreement and Waiver

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Lender

By:	/s/ Jeremy Reineke
Name:	Jeremy Reineke
Title:	VP & Managing Director

Amendment Number Ten to Third Amended and Restated Loan and Security Agreement and Waiver